Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, John W. Combs, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of ShoreTel, Inc. for the quarter ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ShoreTel, Inc.

Dated: February 12, 2008	By:	/s/ John W. Combs
		Name:	John W. Combs
		Title:	Chairman, President and Chief Executive Officer (Principal Executive Officer)

This certification accompanies this Report pursuant to Section 906 of the Sarbanes — Oxley Act of 2002 and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by referenced into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made on or before or after the date of this Report), irrespective at any general incorporation language contained in such filing.